UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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BLACK RIDGE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLACK RIDGE ACQUISITION CORP.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 9, 2019

TO THE STOCKHOLDERS OF BLACK RIDGE ACQUISITION CORP.:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Black Ridge Acquisition Corp. (the “Company,” “Black Ridge,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on July 9, 2019 at the offices of the Company’s counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposal:

•	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from July 10, 2019 to August 10, 2019 (the “Extended Date”).

The Extension Amendment is more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced initial business combination with Allied Esports and the World Poker Tour in case such additional time is needed.

The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until July 10, 2019 to complete a business combination. The Company’s board has determined that it may need additional time to consummate its initial business combination with Allied Esports and the World Poker Tour. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate its initial business combination to the Extended Date in case such an additional amount of time is necessary.

Black Ridge Oil & Gas, Inc., the Company’s sponsor (the “sponsor”), has agreed that if the Extension Amendment is approved, it or its affiliates will loan $30,000 to the Company (the “Contribution”) to be placed in trust for the benefit of each share of common stock issued in the Company’s IPO (the “public share”) that is not converted in connection with the stockholder vote to approve the Extension. Accordingly, the per-share amount being contributed into the trust account established by the Company in connection with the IPO (the “trust account”) following the Extension will decrease as the number of public shares being converted decreases, For example, if the maximum number of shares permitted to be converted as described herein are converted, the amount contributed into the trust account per share will be $0.062; alternatively, if no shares are converted, the amount contributed per share will be approximately $0.002. The Contribution will be deposited in the trust account on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed, the conversion amount per share at the meeting for the Company’s proposed business combination or the Company’s subsequent liquidation will be approximately $10.30 per share if no shares are converted or approximately $10.36 per share if the maximum number of public shares are converted, in each case without taking into account any interest and less any owed but unpaid taxes, in comparison to the current conversion amount of approximately $10.30 per share (less any owed but unpaid taxes). The sponsor will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to the sponsor or its affiliates upon consummation of the initial business combination. The loan will be forgiven if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company’s board of directors determines that the Company will not be able to consummate its initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares.

The holders of public shares may elect to convert their public shares into their pro rata portion of the funds held in the trust account if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights. It is expected that the per-share pro rata portion of the trust account on the date of the Special Meeting will be approximately $10.30 (less any owed but unpaid taxes on the funds in the trust account). The closing price of the Company’s common stock on the record date was $10.33. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $0.03 less than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved and the Company is unable to consummate its business combination with Allied Esports and the World Poker Tour by July 10, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account (net of taxes payable) and (iii) thereafter seek to dissolve and liquidate.

The Company’s board of directors has fixed the close of business on June 10, 2019 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment proposal is fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

June 28, 2019	By Order of the Board of Directors

/s/ Ken DeCubellis
Chairman and Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal presented herein.

BLACK RIDGE ACQUISITION CORP.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 9, 2019

PROXY STATEMENT

Black Ridge Acquisition Corp. (the “Company,” “Black Ridge,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Special Meeting to be held on July 9, 2019, at the offices of the Company’s counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

At the Special Meeting, the following proposal will be considered and voted upon:

•	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from July 10, 2019 to August 10, 2019 (the “Extended Date”).

The purpose of the Extension Amendment is to allow the Company more time to complete its previously announced initial business combination with Allied Esports and the World Poker Tour in case such additional time is needed.

The Company’s prospectus for its initial public offering (“IPO”) and its charter provide that the Company has only until July 10, 2019 to complete a business combination. The Company’s board has determined that it may need additional time to consummate its initial business combination with Allied Esports and the World Poker Tour. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate the business combination to the Extended Date in case such additional time is needed.

The holders of shares of common stock issued in the IPO (the “public shares”) may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”). Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment is approved, the amount remaining in the trust account may be only a small fraction of the approximately $142 million that was in the trust account as of the record date. Allied Esports has the right to terminate the merger agreement with the Company if the Company has less than $80 million of cash on hand following the proper exercise of conversion rights by the holders of public shares. Accordingly, if the Extension Amendment is approved and the Company has less than $80 million in the trust account, the Company will need to obtain a waiver of this condition from Allied Esports or obtain additional funds to complete the proposed business combination. There can be no assurance that such funds will be available on terms acceptable to the parties or at all. Additionally, if the Extension Amendment is approved, the Company’s rights and warrants will remain outstanding in accordance with their existing terms.

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Black Ridge Oil & Gas, Inc., the Company’s sponsor (the “sponsor”), has agreed that if the Extension Amendment is approved, it or its affiliates will loan $30,000 to the Company (the “Contribution”) to be placed in trust for the benefit of each share of common stock issued in the Company’s IPO (the “public share”) that is not converted in connection with the stockholder vote to approve the Extension. Accordingly, the per-share amount being contributed into the trust account established by the Company in connection with the IPO (the “trust account”) following the Extension will decrease as the number of public shares being converted decreases, For example, if the maximum number of shares permitted to be converted as described herein are converted, the amount contributed into the trust account per share will be $0.062; alternatively, if no shares are converted, the amount contributed per share will be approximately $0.002. The Contribution will be deposited in the trust account on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed, the conversion amount per share at the meeting for the Company’s proposed business combination or the Company’s subsequent liquidation will be approximately $10.30 per share if no shares are converted or approximately $10.36 per share if the maximum number of public shares are converted, in each case without taking into account any interest and less any owed but unpaid taxes, in comparison to the current conversion amount of approximately $10.30 per share (less any owed but unpaid taxes). The sponsor will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to the sponsor or its affiliates upon consummation of the initial business combination. The loan will be forgiven if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company’s board of directors determines that the Company will not be able to consummate its initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares.

If the Extension Amendment proposal is not approved and we are not able to consummate our initial business combination by July 10, 2019, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The sponsor, who is the holder of all the shares of common stock issued prior to the IPO (“insider shares”), has waived its rights to participate in any liquidation distribution with respect to the 3,450,000 insider shares as well as the shares (“private shares”) included in the 445,000 units (“private placement units”) purchased by it simultaneously with the IPO. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s rights or warrants, which will expire worthless in the event we wind up.

If the Company liquidates, the sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.05 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, the sponsor will not be responsible for such third party claims. Furthermore, it will not be liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that the sponsor will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $10.30, plus interest less any taxes owed but not yet paid. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.30, plus interest less any taxes owed but not yet paid, due to unforeseen claims of creditors.

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Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds, plus the Contribution, shall remain in the trust account and be available for use by the Company to complete its initial business combination on or before the Extended Date. Holders of public shares who do not convert their public shares now will retain their conversion rights and their ability to vote on the proposed business combination with Allied Esports and the World Poker Tour through the Extended Date if the Extension Amendment is approved.

The record date for the Special Meeting is June 10, 2019. Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 17,695,000 outstanding shares of Company common stock, including 13,800,000 outstanding public shares. The Company’s rights and warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting and the Extension Amendment proposal. Please read it carefully and vote your shares.

This proxy statement is dated June 28, 2019 and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?	A. The Company is a blank check company formed in May 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In October 2017, the Company consummated its IPO from which it derived gross proceeds of $138,000,000 (including $18,000,000 from the exercise of the underwriters’ over-allotment option). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, July 10, 2019). The Company’s board has determined that it may need additional time to consummate its initial business combination with Allied Esports and the World Poker Tour. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate its initial business combination to the Extended Date in case such an additional amount of time is necessary. The Company is therefore holding this Special Meeting to vote on the Extension Amendment proposal.

Q.	What is being voted on?

A.  You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate its business combination to the Extended Date. Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Contribution, for the Company’s use in connection with consummating its initial business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $142 million that was in the trust account as of the record date. Allied Esports has the right to terminate the merger agreement with the Company if the Company has less than $80 million of cash on hand following the proper exercise of conversion rights by the holders of public shares. Accordingly, if the Extension Amendment is approved and the Company has less than $80 million in the trust account, the Company will need to obtain a waiver of this condition from Allied Esports or obtain additional funds to complete the proposed business combination. There can be no assurance that such funds will be available on terms acceptable to the parties or at all.

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If the Extension Amendment proposal is not approved and we are unable to consummate our initial business combination by July 10, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The sponsor has waived its rights to participate in any liquidation distribution with respect to its insider shares and private shares. There will be no distribution from the trust account with respect to our rights and warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $50,000 from interest earned on the funds in the trust account that may be used for liquidation expenses. If such funds are insufficient, the sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q.	Why is the Company proposing the Extension Amendment proposal?

A. The Company’s charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before July 10, 2019.

On December 19, 2018, the Company entered into the Agreement and Plan of Reorganization pursuant to which it is seeking to acquire Allied Esports and the World Poker Tour. The Company has now determined that it may need additional time to consummate its initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete its business combination with Allied Esports and the World Poker Tour if such additional time is needed.

You are not being asked to vote on the proposed business combination with Allied Esports and the World Poker Tour at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on the proposed business combination when it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

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Q.	Why should I vote for the Extension Amendment?

A.  The Company’s board of directors believes stockholders will benefit from the Company consummating its initial business combination with Allied Esports and the World Poker Tour and is proposing the Extension Amendment to extend the date by which the Company has to complete its business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete its business combination in case such additional time is needed.

Given the Company’s expenditure of time, effort and money in seeking to consummate its proposed business combination, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates, as well as the sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal. The Company’s sponsor, directors and executive officers and their respective affiliates are not entitled to convert any shares in connection with the Extension Amendment. On the record date, the Company’s sponsor beneficially owned and was entitled to vote 3,450,000 insider shares and 445,000 private shares, representing approximately 22% of the Company’s issued and outstanding common stock.

None of the Company’s sponsor, directors or executive officers or any of their respective affiliates beneficially owned any public shares as of the record date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and/or elected to convert their shares. Any public shares so purchased will be voted in favor of the Extension Amendment proposal.

Q.	What vote is required to adopt the Extension Amendment proposal?	A. Approval of the Extension Amendment will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock as of the record date.

Q.	What if I don’t want to vote for the Extension Amendment proposal?	A. If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting holders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

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Q.	What happens if the Extension Amendment is not approved?

A. If the Extension Amendment is not approved and we are unable to consummate our initial business combination by July 10, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The sponsor has waived its rights to participate in any liquidation distribution with respect to its insider shares and private shares. There will be no distribution from the trust account with respect to our rights and warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $50,000 from interest earned on the funds in the trust account that may be used for liquidation expenses, which it believes are sufficient for such purposes. If such funds are insufficient, the sponsor has agreed to advance the Company the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Q.	If the Extension Amendment proposal is approved, what happens next?

A. If the Extension Amendment is approved, the Company will continue to attempt to consummate its initial business combination with Allied Esports and the World Poker Tour until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the sponsor.

Q.	Would I still be able to exercise my conversion rights in connection with the proposed business combination?	A. Unless you elect to convert your shares, you will be able to vote on the Company’s proposed business combination with Allied Esports and the World Poker Tour when it is submitted to stockholders. You will retain your right to vote against the proposed business combination and/or convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

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Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Special Meeting or by voting in person at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, MN 55403, Attn: Corporate Secretary.

Q.	How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the record date.

Abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Special Meeting may adjourn the Special Meeting to another date.

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Q.	Who can vote at the Special Meeting?

A. Only holders of record of the Company’s common stock at the close of business on June 10, 2019 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, 17,695,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the approval of the Extension Amendment Proposal?	A. Yes. After careful consideration of the terms and conditions of the Extension Amendment proposal, the board of directors of the Company has determined that it is fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Extension Amendment proposal?	A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and private shares, rights and warrants that will become worthless if the Extension Amendment is not approved and the Company is unable to otherwise consummate its business combination by July 10, 2019, loans by the sponsor that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting—Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Amendment? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

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Q.	What happens to the Company’s rights and warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved and the Company does not otherwise consummate its business combination by July 10, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your rights and warrants will become worthless.

Q.	What happens to the Company’s rights and warrants if the Extension Amendment proposal is approved?	A. If the Extension Amendment proposal is approved, the Company will continue to attempt to consummate its initial business combination until the Extended Date. The rights and warrants will remain outstanding in accordance with their terms during any extension period. The rights will still automatically convert into one-tenth of a share of common stock on the consummation of the initial business combination. The warrants will still become exercisable commencing on the consummation of the initial business combination.

Q.	What do I need to do know?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A. If you are a holder of record of Company common stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q.	How do I convert my shares of Company common stock?

A. If the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, two business days prior to the Special Meeting or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension.

Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A. If you have questions about the Extension Amendment proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Black Ridge Acquisition Corp.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

Attn: Ken DeCubellis

Telephone: (952) 426-1241

or

Morrow Sodali LLP

470 West Avenue

Stamford CT 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: BRAC.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

The Company

We are a Delaware company incorporated on May 9, 2017 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

In October 2017, we consummated our IPO of 13,800,000 units, including 1,800,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock, one right entitling the holder to receive one-tenth (1/10) of one share of common stock upon the consummation of an initial business combination and one redeemable warrant, with each warrant to purchase one share of common stock.  The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $138,000,000.

Prior to our IPO, we issued an aggregate of 3,450,000 insider shares for an aggregate purchase price of $25,000.

Simultaneous with the consummation of the IPO, we consummated the private placement of an aggregate of 445,000 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $4,450,000. A portion of the net proceeds of the IPO and the proceeds of the sale of the private placement units were deposited in the trust account. As of the record date, the Company had approximately $142 million of cash in the trust account.

The mailing address of the Company’s principal executive office is c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, MN 55403, and its telephone number is (952) 426-1241.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

On December 19, 2018, the Company entered into the Agreement and Plan of Reorganization pursuant to which it is seeking to acquire Allied Esports and the World Poker Tour. The Company has now determined that it may need additional time to consummate its initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete its business combination with Allied Esports and the World Poker Tour if such additional time is needed. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment or do not vote at all, will be permitted to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise conversion rights. We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

It is expected that the per-share pro rata portion of the trust account two business days prior to the Special Meeting will be approximately $10.30 (less any owed but unpaid taxes on the funds in the trust account). The closing price of the Company’s common stock on the record date was $10.33. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $0.03 less than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

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The sponsor has agreed that if the Extension Amendment is approved, it or its affiliates will make the Contribution of $30,000 to be placed in trust for the benefit of each public share that is not converted in connection with the stockholder vote to approve the Extension. Accordingly, the per-share amount being contributed into the trust account following the Extension will decrease as the number of public shares being converted decreases, For example, if the maximum number of shares permitted to be converted as described herein are converted, the amount contributed into the trust account per share will be $0.062; alternatively, if no shares are converted, the amount contributed per share will be approximately $0.002. The Contribution will be deposited in the trust account on the day of the approval of the Extension Amendment. Accordingly, if the Extension Amendment is approved and the Extension is completed, the conversion amount per share at the meeting for the Company’s proposed business combination or the Company’s subsequent liquidation will be approximately $10.30 per share if no shares are converted or approximately $10.36 per share if the maximum number of public shares are converted, in each case without taking into account any interest and less any owed but unpaid taxes, in comparison to the current conversion amount of approximately $10.30 per share (less any owed but unpaid taxes). The sponsor will not make any Contribution unless the Extension Amendment is approved and the Extension is completed. The Contribution will not bear any interest and will be repayable by the Company to the sponsor or its affiliates upon consummation of the initial business combination. The loan will be forgiven if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company’s board of directors determines that the Company will not be able to consummate its initial business combination by the Extended Date and does not wish to seek an additional extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares.

Reasons for the Proposal

The Company’s IPO prospectus and charter provide that the Company has until July 10, 2019 to complete an initial business combination. The Company’s board has determined that it may need additional time to consummate its initial business combination with Allied Esports and the World Poker Tour. The Company believes that given the Company’s expenditure of time, effort and money on seeking to consummate its potential business combination with Allied Esports and the World Poker Tour, circumstances warrant providing public stockholders an opportunity to consider the proposed business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond July 10, 2019 to the Extended Date in case such additional time is needed. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment is not approved and we are unable to consummate the proposed business combination with Allied Esports and the World Poker Tour by July 10, 2019, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment is not approved, the sponsor will not make the Contribution.

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The sponsor has waived its rights to participate in any liquidation distribution with respect to the insider shares and private shares. There will be no distribution from the trust account with respect to the Company’s rights and warrants which will expire worthless in the event the Extension Amendment is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $50,000 from interest earned on the funds in the trust account that may be used for liquidation expenses. If such funds are insufficient, the sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal is Approved

If the Extension Amendment proposal is approved and the Company determines additional time is necessary to consummate its proposed business combination, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete its business combination until the Extended Date. The Company will then continue to attempt to consummate the business combination. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, rights and warrants will remain publicly traded during the extension period. The rights and warrants will continue in existence in accordance with their terms.

You are not being asked to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares now, you will retain the right to vote on the proposed business combination with Allied Esports and the World Poker Tour when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated the business combination by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $142 million that was in the trust account as of the record date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal (after taking into account the conversion of public shares).

Conversion Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any taxes owed but not yet paid. Holders of public shares do not need to vote on the Extension Amendment proposal or be a holder of record on the record date to exercise conversion rights.

To demand conversion, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 STATE STREET, New York, New York 10004, Attn: Mark Zimkind, Mzimkind@continentalstock.com, two business days prior to the special meeting or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment and Conversion. The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

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The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures two business days prior to the Special Meeting will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the Special Meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or redeemed in connection with our winding up.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any taxes owed but not yet paid, calculated as of two business days prior to the meeting. It is expected that the per-share pro rata portion of the trust account on the date of the Special Meeting will be approximately $10.30 (less any owed but unpaid taxes on the funds in the trust account). The closing price of the Company’s common stock on the record date was $10.33. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving $0.03 less than if he sold his stock in the open market. Additionally, if the Extension Amendment is approved and the sponsor makes the Contribution, the conversion price for the initial business combination or any liquidation will be approximately $10.30 if no public shares are converted, or $0.00 per share more than the current conversion price, or approximately $10.36 if the maximum number of public shares are converted, or $0.06 per share more than the current conversion price.

If you exercise your conversion rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand conversion by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment. If the Extension Amendment is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein.

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THE SPECIAL MEETING

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 a.m., EST on July 9, 2019, at the offices of the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned Company common stock at the close of business on June 10, 2019, the record date for the Special Meeting. At the close of business on the record date, there were 17,695,000 outstanding shares of Company common stock each of which entitles its holder to cast one vote per proposal. Company rights and warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors.  No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting.

Required Vote

The affirmative vote by holders of a majority of the Company’s issued and outstanding common stock is required to approve the Extension Amendment.  Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Amendment. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the sponsor, which is affiliated with the Company’s directors and executive officers, beneficially owned and was entitled to vote 3,450,000 insider shares and 445,000 private shares, representing approximately 22% of the Company’s issued and outstanding common stock.

In addition, the sponsor and the Company’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment proposal and elected to convert their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	If the Extension Amendment is not approved and we do not consummate our proposed business combination by July 10, 2019, the 3,450,000 insider shares owned by the sponsor, which is affiliated with our directors and executive officers, which were acquired for approximately $0.01 per share will be worthless (as the sponsor has waived liquidation rights with respect to such shares), as will the 445,000 private placement units that were acquired simultaneously with the IPO by the sponsor for an aggregate purchase price of $4,450,000. Such common stock and units had an aggregate market value of $40,444,188.50 based on the last sale price of $10.33 and $10.7993 of the common stock and units, respectively, on Nasdaq on June 10, 2019;

•	In connection with the IPO, the sponsor has agreed that if the Extension Amendment is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced below $10.05 per share by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

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•	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	Since our inception, the sponsor made loans from time to time to us to fund working capital requirements. As of the date of this proxy statement, an aggregate of $750,000 principal amount of these loans is outstanding. If the Extension Amendment is not approved and a business combination is not consummated, these loans will not be repaid except to the extent of funds available to us outside of the trust account.

•	If we are unable to complete a business combination within the required time period, we will pay the costs of any subsequent liquidation from our remaining assets outside of the trust account and the up to $50,000 from interest earned on the funds in the trust account that may be used for liquidation expenses. If such funds are insufficient, the sponsor has agreed to pay the funds necessary to complete such liquidation and has agreed not to seek repayment for such expenses.

•

The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Amendment is approved and the Company consummates its initial business combination with Allied Esports and the World Poker Tour, the officers and directors have additional interests that are described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers, directors and senior advisors; and

•	all our officers and directors as a group.

As of the record date, there were a total of 17,695,000 shares of common stock. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect beneficial ownership of the Company’s rights or warrants as these rights and warrants may not become convertible or exercisable, respectively, within 60 days of the date of this proxy statement.

	Common Stock
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage
Black Ridge Oil & Gas, Inc.(2)	3,895,000	22.0%
Kenneth DeCubellis(3)	3,895,000	22.0%
Michael Eisele	–	–
James Moe	–	–
Bradley Berman(4)	–	–
Benjamin S. Oehler(4)	–	–
Joseph Lahti(4)	–	–
Lyle Berman(4)	–	–
All directors and executive officers as a group (7 individuals)	3,895,000	22.0%
HGC Investment Management Inc.(5)	1,002,121	5.7%
Weiss Asset Management LP(6)	1,305,870	7.4%
Polar Asset Management Partners Inc. (7)	1,636,325	9.2%

* Less than 1 percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, Minnesota 55403.
(2)	These shares represent the 3,450,000 founder shares and 445,000 shares purchased in a private placement simultaneous with our initial public offering.
(3)	Represents shares held by Black Ridge Oil & Gas, Inc., over which Mr. DeCubellis, chief executive officer, exercises voting and dispositive power. Mr. DeCubellis has a pecuniary interest in shares of our common stock through his ownership of common stock in Black Ridge Oil and Gas, Inc. Mr. DeCubellis disclaims beneficial ownership of such shares except to the extent of his ultimate pecuniary interest.
(4)	Mr. Michael Eisele, Mr. James Moe, Mr. Bradley Berman, Mr. Ben Oehler, Mr. Joseph Lahti and Mr. Lyle Berman do not beneficially own any shares of our common stock. However, they have a pecuniary interest in shares of our common stock through their ownership of common stock and /or options to purchase common stock of Black Ridge Oil and Gas, Inc.
(5)	The principal executive offices of HGC Investment Management Inc. are located at 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada. HGC Investment Management Inc., a company incorporated under the laws of Canada, serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership (the “Fund”). HGC Investment Management Inc. holds sole voting power with respect to the shares held by the Fund.

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(6)	Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”), and Andrew M. Weiss, Ph.D., have a business address of 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116. Weiss Asset Management, WAM GP and Andrew Weiss have shared voting and dispositive power of all the shares. Weiss Asset Management is the sole investment manager to a private investment partnership (the “Partnership”) and a private investment fund (“Fund”). WAM GP is the sole general partner of Weiss Asset Management. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Fund. Each of WAM GP, Weiss Asset Management, and Andrew Weiss disclaims beneficial ownership of the shares reported herein as beneficially owned by each except to the extent of their respective pecuniary interest therein.
(7)	The principal executive offices of Polar Asset Management Partners Inc. are located at 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company ("PMSMF") and certain managed accounts (together with PMSMF, the “Polar Vehicles”), with respect to the shares directly held by the Polar Vehicles. Polar Asset Management Partners Inc. holds sole voting power with respect to such shares.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except for transfers, assignments or sales (i) to our or our sponsor’s officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

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STOCKHOLDER PROPOSALS

If the Extension Amendment proposal is approved and the business combination with Allied Esports and the World Poker Tour is consummated, the Company’s next annual meeting of stockholders will likely be held on or about October 1, 2019, unless the date is changed by the Company’s board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the next annual meeting, you need to provide it to the Company by no later than July 23, 2019. You should direct any proposals to the Company’s secretary at the Company’s principal office.

If the Extension Amendment proposal is not approved and we are unable to consummate our initial business combination by July 10, 2019, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at c/o Black Ridge Oil & Gas, Inc., 110 North 5th Street, Suite 410, Minneapolis, MN 55403.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004. The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address and telephone number:

Black Ridge Acquisition Corp.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403
Tel: (952) 426-1241

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than July 3, 2019.

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

  OF

BLACK RIDGE ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of BLACK RIDGE ACQUISITION CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.  The name of the Corporation is Black Ridge Acquisition Corp.

2.  The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 9, 2017, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 4, 2017.

3.  This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.  This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (the “GCL”).

5.  The text of Paragraph F of ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

F.  In the event that the Corporation does not consummate a Business Combination by August 10, 2019 (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the IPO Shares for cash for a redemption price per share equal to the amount then held in the Trust Account, including the interest earned thereon and not previously released to the Corporation, net of taxes payable and up to $50,000 of interest that may be used for liquidation expenses, divided by the total number of IPO Shares then outstanding (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of clauses (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this 9th day of July, 2019.

______________________

Name:

Title:

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PROXY

Black Ridge Acquisition Corp.

c/o Black Ridge Oil & Gas, Inc.

110 North 5th Street, Suite 410

Minneapolis, MN 55403

SPECIAL MEETING OF STOCKHOLDERS

JULY 9, 2019

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

BLACK RIDGE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

JULY 9, 2019

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 28, 2019, in connection with the Special Meeting to be held at 10:00 a.m. EST on July 9, 2019 at the offices of Graubard Miller, 405 Lexington Avenue, New York, New York 10174, and hereby appoints Ken DeCubellis, James Moe and Michael Eisele, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Black Ridge Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING PROPOSAL 1 BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

Proposal 1 –Extension of Corporate Life

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to August 10, 2019.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Dated:	_________________________ 2019

______________________________________________
Stockholder’s Signature

______________________________________________
Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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